Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Bowlin Travel Centers Inc., a Nevada corporation (the "Company") on Form 10-Q for the period ended July 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nina J. Pratz, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant of Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 10, 2004


/s/ Nina J. Pratz
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Nina J. Pratz
Chief Financial Officer of Bowlin Travel Centers, Inc.